Marsico Investment Fund

Supplement dated October 7, 2005 to the

Prospectus and Statement of Additional Information dated February 1, 2005

Effective September 26, 2005, all references to the Nations Cash Reserves Fund (or to the Marsico Shares of Nations Cash Reserves Fund) have been changed to the Columbia Cash Reserves Fund (or the Marsico Shares of Columbia Cash Reserves Fund), in order to reflect a name change by the Nations Cash Reserves Fund to the Columbia Cash Reserves Fund.

Also, effective August 20, 2005, all references to BACAP Distributors, LLC have been changed to Columbia Management Distributor, Inc., to reflect a merger and name change by the distributor of the Columbia Cash Reserves Fund. Effective September 30, 2005, all references to Banc of America Capital Management, LLC have been changed to Columbia Management Advisors, LLC, to reflect a name change by the manager of the Columbia Cash Reserves Fund.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE